UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

SMART GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38102	98-1013909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Maples Corporate Limited Services
P.O. Box 309
Grand Cayman Cayman Islands		KY1-1104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 623-1231

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.03 par value per share	SGH	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 3, 2021, SMART Global Holdings, Inc. (“SGH”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that on March 1, 2021, pursuant to the previously announced Asset Purchase Agreement, dated October 18, 2020, as amended by the Amendment to Asset Purchase Agreement dated March 1, 2021 each between Cree, Inc. (“Cree”), SGH, and CreeLED, Inc. (formerly known as Chili Acquisition, Inc.), a Delaware corporation and wholly owned subsidiary of SGH (collectively with SGH, “SMART”), (i) Cree completed the sale to SMART of (a) certain equipment, inventory, intellectual property rights, contracts, and real estate comprising Cree’s LED products segment, (b) all of the issued and outstanding equity interests of Cree Huizhou Solid State Lighting Company Limited, a limited liability company organized under the laws of the People’s Republic of China and an indirect wholly owned subsidiary of Cree, and (c) Cree’s ownership interest in Cree Venture LED Company Limited, Cree’s joint venture with San’an Optoelectronics Co., Ltd., and (ii) SMART assumed certain liabilities related to the LED business (collectively, (i) and (ii), the “LED Business”). In connection with the transaction, Cree retained certain assets used in and pre-closing liabilities associated with the LED products segment.

This Form 8-K/A is being filed to amend Item 9.01 of the Initial 8-K to provide the historical financial statements and pro forma financial information required by Item 9.01(a) and (b), respectively, which financial statements and information were not included in the Initial 8-K.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial Statements of Businesses Acquired.

The audited combined financial statements of the LED Business as of June 28, 2020 and June 30, 2019 and for the years ended June 28, 2020 and June 30, 2019 are attached hereto as Exhibit 99.2.

The unaudited interim combined financial statements of the LED Business as of December 27, 2020 and June 28, 2020 and for the six months ended December 27, 2020 and December 29, 2019 are attached hereto as Exhibit 99.3.

(b)

Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information for SGH as of February 26, 2021, for the six months ended February 26, 2021, and for the year ended August 28, 2020, after giving effect to the acquisition of the LED Business and adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.4.

(c)	Exhibits.

Exhibit Number	Description

2.1*†	Asset Purchase Agreement, dated October 18, 2020, between Cree, Inc., SMART Global Holdings, Inc. and CreeLED, Inc.

2.2*†	Amendment to Asset Purchase Agreement dated March 1, 2021, between Cree, Inc. SMART Global Holdings, Inc. and CreeLED, Inc.

10.1†	Promissory Note, dated March 1, 2021, made by SMART Global Holdings, Inc. in favor of CreeLED, Inc.

10.2†	Form of Earnout Note.

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for the LED Business of Cree, Inc.

99.1†	Press Release entitled SMART Global Holdings Completes the Acquisition of Cree LED, dated March 1, 2021.

99.2	Audited Combined Financial Statements of the LED Business as of June 28, 2020 and June 30, 2019 and for the years ended June 28, 2020 and June 30, 2019.

99.3	Unaudited Interim Combined Financial Statements of the LED Business as of December 27, 2020 and June 28, 2020 and for the six months ended December 27, 2020 and December 29, 2019.

99.4

Unaudited Pro Forma Condensed Combined Financial Statements and Notes to the Unaudited Pro Forma Condensed Combined Financial Statements for SGH as of February 26, 2021, for the six months ended February 26, 2021, and for the year ended August 28, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of this exhibit have been omitted pursuant to Rule 601(b)(2) of Regulation S-K. The omitted information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

† Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMART GLOBAL HOLDINGS, INC.

By:	/s/ KEN RIZVI
Name:	Ken Rizvi
Title:	Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:	May 13, 2021